UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2013

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Dominion’s Annual Meeting of Shareholders that was held on May 3, 2013, shareholders approved an amendment to Dominion’s Bylaws to allow a special meeting of shareholders to be called by the Corporate Secretary upon the written request of shareholders owning continuously for a period of at least one year prior to the date of such request more than one-third of the outstanding shares of Dominion common stock.  The amendment is more fully described in Dominion’s 2013 Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2013.  The voting result of the amendment presented for shareholder approval is included in Item 5.07 of this Form 8-K.

The foregoing is a brief description of the amendment to Dominion’s Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws which are filed herewith as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 3, 2013.  Results of items presented for voting are listed below.

The following nominees were elected to the Board of Directors for a one-year term or until next year’s annual meeting:   William P. Barr, Peter W. Brown, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell II, John W. Harris, Robert S. Jepson, Jr., Mark J. Kington, Pamela J. Royal, Robert H. Spilman, Jr., Michael E. Szymanczyk, and David A. Wollard. The votes cast with respect to all of the nominees presented at the annual meeting were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote

William P. Barr	364,429,589	4,666,732	1,395,117	89,392,748
Peter W. Brown	365,602,397	3,409,789	1,479,252	89,392,748
Helen E. Dragas	364,146,134	4,448,448	1,896,856	89,392,748
James O. Ellis, Jr.	366,873,830	2,177,266	1,440,342	89,392,748
Thomas F. Farrell II	362,886,428	5,175,829	2,429,181	89,392,748
John W. Harris	306,030,203	62,993,784	1,464,534	89,395,665
Robert S. Jepson, Jr.	362,518,222	6,508,803	1,464,413	89,392,748
Mark J. Kington	363,641,683	5,360,126	1,489,629	89,392,748
Pamela J. Royal	365,377,637	3,598,613	1,515,188	89,392,748
Robert H. Spilman, Jr.	360,291,084	8,300,403	1,899,951	89,392,748
Michael E. Szymanczyk	366,513,191	2,441,619	1,536,628	89,392,748
David A. Wollard	361,707,523	7,276,682	1,507,233	89,392,748

The appointment of Deloitte & Touche LLP as our independent auditors for 2013 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
455,094,675	3,284,184	1,505,327

Shareholders approved an advisory vote on approval of executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
350,099,430	16,049,580	4,341,484	89,392,748

Shareholders approved an amendment to the Bylaws amending Articles IV and XI.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
365,472,239	3,158,367	1,860,832	89,392,748

A shareholder proposal requesting the Company to provide a report on impact and timing of a policy to end the use of mountaintop removal coal was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
24,431,500	329,758,103	16,300,188	89,392,748

A shareholder proposal requesting the Company to include sustainability as a performance measure for executive compensation was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
25,153,791	329,999,137	15,336,863	89,392,748

A shareholder proposal requesting the Company to adopt and implement a policy related to minimizing the storage of waste in spent fuel pools was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
17,116,940	337,534,583	15,838,268	89,392,748

A shareholder proposal requesting the Company to provide a report on the financial risks to Dominion posed by climate change was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
80,130,425	274,200,781	16,158,885	89,392,748

Item 9.01 Financial Statements and Exhibits

Exhibit
3.1	Bylaws, amended and restated, effective May 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Senior Vice President – Administrative Services and Corporate Secretary

Date:  May 3, 2013